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                                                                    EXHIBIT 10.4

                                                                LOAN NO. 3031697

                      GUARANTY OF PAYMENT AND PERFORMANCE


  This Guaranty is made as of June 16th, 1998 by ATL ULTRASOUND, INC., a Washington corporation, formerly known as ADVANCED TECHNOLOGY LABORATORIES, INC., a Delaware corporation ("GUARANTOR"), to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, doing business as SEAFIRST BANK, and its successors, participants and assigns ("LENDER").

                                 RECITALS:

  A. Pursuant to a Promissory Note of even date executed by Borrower to the order of Lender, Lender has agreed to make a loan (the "LOAN") to ADVANCED TECHNOLOGY LABORATORIES, INC., a Washington corporation ("BORROWER"), in the amount of Seventeen Million Dollars ($17,000,000). The Loan is secured by a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents dated December 28, 1994, made by Borrower as Grantor, recorded in the real property records of Snohomish County, Washington under Recording No. 9412790067, as amended by a Loan Modification Agreement of even date among Lender, Borrower and Guarantor. In addition to the foregoing documents, Borrower has executed and delivered to Lender in connection with the Loan certain other documents, all of which are collectively referred to in this Guaranty as the "LOAN DOCUMENTS"; except the term Loan Documents does not include that certain Certificate and Indemnity Agreement Regarding Hazardous Substances and Building Laws dated December 28, 1994 made by Borrower for the benefit of Lender (the "CERTIFICATE AND INDEMNITY AGREEMENT").

  B. Guarantor has agreed to unconditionally guarantee the full and punctual payment and performance of the "GUARANTEED OBLIGATIONS" (defined below). As used in this Guaranty, the term "GUARANTEED OBLIGATIONS" means all debts, duties, undertakings, obligations, covenants and conditions to be paid or performed by Borrower in connection with the Loan, including without limitation all of Borrower's obligations under the Loan Documents, the Certificate and Indemnity Agreement, and under each and every existing or future "swap" transaction (i.e., any transactions governed by an ISDA master agreement) between Lender and Borrower (or any other obligor of the Loan), in which this Guaranty is expressly referred to as a credit support document, and any and all extensions, renewals or modifications thereof, including the obligations to pay as and when due principal, interest, attorneys' fees and all other debts of Borrower arising under and by reason of the Loan Documents and the Certificate and Indemnity Agreement.

                                 AGREEMENT:

  For good and valuable consideration, the receipt and sufficiency of which are acknowledged, Guarantor agrees as follows:

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  1.  Guarantee.  Guarantor unconditionally guarantees to and for the benefit of
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Lender the full, prompt and complete payment and performance by Borrower of the
Guaranteed Obligations. If any of Borrower's obligations, covenants, and agreements under the Loan Documents or under the Certificate and Indemnity Agreement are not paid or performed as and when such payment or performance is due or required, on demand from Lender, Guarantor will pay or perform the same.

  2.  Independent Obligation.  This Guaranty is an independent obligation of
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Guarantor, separate and distinct from the Guaranteed Obligations.  A separate action may be brought or prosecuted against Guarantor, whether or not any such action is brought or prosecuted against Borrower or whether Borrower is joined in any such action or actions. This Guaranty is an absolute guarantee of payment and performance, and not a guarantee of collection. The obligations of Guarantor under this Guaranty are direct and primary, regardless of the validity or enforceability of the Loan Documents or the Certificate and Indemnity Agreement or any renewal, extension or modification thereof. Guarantor shall continue to be liable under this Guaranty even if all or part of the Guaranteed Obligations become uncollectible by operation of law or otherwise.

  3.  Waivers.  Guarantor waives (a) notice of Lender's acceptance of this
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Guaranty; (b) notice of any advances made by Lender pursuant to the Loan
Documents or the Certificate and Indemnity Agreement, or pursuant to any extension, renewal or modification thereof; (c) any defense arising from or out of the exercise by Lender of any right or remedy it may have with respect to the Guaranteed Obligations; (d) grace, demand, presentment, notice of dishonor and protest with respect to the Guaranteed Obligations; (e) any defense based upon any change in the name, location, composition or structure of Borrower, or any change in the type of business conducted by Borrower, or any other change in the financial condition, identity or legal status of Borrower; (f) the benefit of suretyship defenses generally; and (g) any defense based upon any failure by Lender to obtain a similar guaranty from any other person or entity, or file a creditor's claim in the estate of any person or entity, including Borrower, whether in administration, bankruptcy or any other proceeding.

  4.  Rights of Lender.  Lender shall not be bound to exhaust its recourse or
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take any action against Borrower or against any other person or entity, or proceed against any collateral or against any particular collateral, but Lender may make such demands and take such actions as it deems advisable, and Lender, without affecting the liability of any Guarantor under this Guaranty, may with or without notice or consideration (i) release any other person or entity liable for the Guaranteed Obligations; (ii) extend the maturity, modify the terms, grant any indulgence or forbearance or postpone the time of payment of the Guaranteed Obligations or otherwise amend or modify the terms of any agreement or instrument giving rise to all or any of the Guaranteed Obligations; and (iii) release all or any part of the existing or any future security for the Guaranteed Obligations. All rights and remedies of Lender under this Guaranty, at law or in equity are separate and cumulative and may be pursued separately, successively, or concurrently, or not pursued,

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without affecting or limiting any other right or remedy of Lender and without affecting or impairing the liability of Guarantor under this Guaranty.

  5.  Waiver of Subrogation and Reimbursement Rights.  To the fullest extent
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permitted by applicable law, Guarantor releases and waives any claim, right or remedy which Guarantor may have against Borrower arising from this Guaranty and/or from the performance by Guarantor of his, her or its obligations under this Guaranty, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Lender against Borrower, or any security which Lender now has or hereafter acquires, whether such claim, right or remedy arises under contract, by statute, under common law or otherwise.

  6.  Subordination of Debt.  Any present or future indebtedness of Borrower to
      ---------------------
Guarantor is hereby subordinated to the Guaranteed Obligations. Any payment of such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust for the benefit of Lender and promptly paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

  7.  Guaranty Survives Foreclosure.  Lender, at its option and in its sole
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discretion, may proceed against any collateral securing the Guaranteed
Obligations by way of either judicial or non-judicial foreclosure and the obligations of Guarantor under this Guaranty shall survive such foreclosure. Guarantor understands a non-judicial foreclosure of any deed of trust securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights Guarantor may have against Borrower; nevertheless Guarantor hereby waives and relinquishes any defense based upon the loss of any such reimbursement or subrogation rights and any other defense which may arise out of RCW 61.24, as now or hereafter amended or any legislation in substitution or replacement thereof, including without limitation any defense based upon the Washington Anti-Deficiency Statute, RCW 61.24.100, as now or hereafter amended, and any defense that may arise out of election of remedies, or discharge or satisfaction of the Guaranteed Obligations pursuant to RCW 61.24.100. If any deed of trust securing the Guaranteed Obligations is foreclosed judicially or non-judicially before Lender proceeds against Guarantor under this Guaranty, Guarantor's liability for the obligations secured by such deed of trust shall be the deficiency resulting from the judicial or non-judicial sale; i.e., the difference between the amount of the obligations secured by the deed of trust on the day of the foreclosure sale (including without limitation principal, accrued interest, attorneys' fees, late charges and costs of foreclosure) and the amount of the successful bid at the foreclosure sale. Guarantor further waives the right to object to the amount which may be bid by Lender at any foreclosure sale.

  8.  Application of Payments.  Lender may apply any payments received by it
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from any source against any portion of the Guaranteed Obligations in such order and priority as Lender may deem appropriate.

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  9.  Continuing Guaranty.  This Guaranty covers any and all of the Guaranteed
      -------------------
Obligations, whether presently outstanding or arising subsequent to the date of this Guaranty. This Guaranty shall continue until each and every Guaranteed Obligation is paid and performed in full. If at any time payment or performance of all or any part of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Lender as a result of the insolvency, bankruptcy or reorganization of Borrower or otherwise, this Guaranty shall be reinstated. Guarantor hereby assigns to Lender all rights against Borrower, related to the Guaranteed Obligations, which Guarantor may have in any proceedings under the United States Bankruptcy Code or in any receivership or other insolvency proceeding. This Guaranty is binding upon and enforceable against Guarantor and its devisees, personal representatives, successors and assigns. This Guaranty is intended for and shall be binding upon and inure to the benefit of Lender and each and every person or entity who, by assignment, endorsement, participation agreement or otherwise, succeeds to all or any part of Lender's rights under the Guaranteed Obligations, irrespective whether such transfer is voluntary or involuntary or occurs by operation of law.

  10.  Financial Statements.  Except as otherwise agreed in writing by Lender,
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within ninety (90) days after the end of each of its fiscal years, Guarantor shall provide Lender with a CPA audited financial statement showing its financial condition as of the end of the most recent fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied. Upon request, Guarantor will provide Lender with a copy of his, her or its United States federal income tax return for the tax year most recently ended.

  11.  Governing Law; Jurisdiction; Venue.  This Guaranty shall be governed by
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and construed in accordance with the laws of the State of Washington.  Guarantor hereby submits irrevocably to the non-exclusive jurisdiction and venue of any state or federal court in the State of Washington selected by Lender in any action relating to or arising out of the enforcement or interpretation of this Guaranty and Guarantor hereby irrevocably agrees that all claims in respect to any such action or proceeding may be heard and determined in such Washington State Court or such United States District Court sitting in the State of Washington and to all the courts to which an appeal may be taken from such courts. Guarantor expressly waives, to the fullest extent it may effectively do so under applicable law, any objection it may at any time have: (a) as to venue in such courts; (b) that any action or proceeding therein has been brought in an inconvenient forum; (c) that any such court lacks jurisdiction over it; or (d) as to service of process upon it in accordance with applicable law.

  12.  Costs and Expenses.  Whether or not suit is brought, Guarantor shall pay
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on demand all costs and expenses, including reasonable attorneys' fees incurred by or on behalf of Lender in connection with the enforcement against or collection from Borrower of all or any of the Guaranteed Obligations, or any security therefor, or in connection with the enforcement, interpretation or defense of this Guaranty to the extent Lender is the prevailing party. Without limiting the generality of the foregoing, if Borrower or Guarantor becomes the subject of any bankruptcy or other insolvency proceeding, Guarantor shall pay all reasonable costs and expenses incurred by Lender in connection with such bankruptcy or insolvency proceeding.

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  13.  Representations and Warranties.  Guarantor represents and warrants to
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Lender that it (a) is adequately informed of the financial condition of
Borrower; (b) has not relied on any financial information about Borrower furnished by Lender; and (c) does not expect Lender to provide any such information in the future. Furthermore, Guarantor acknowledges Lender would not make the Loan to Borrower without this Guaranty, and Guarantor has reviewed the Loan Documents and the Certificate and Indemnity and is otherwise fully familiar with the Guaranteed Obligations.

  14.  Miscellaneous.  The obligations of Guarantor under this Guaranty shall be
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independent of the obligations of Borrower and any other persons or entities guaranteeing the payment or performance of the Guaranteed Obligations. The obligations and liabilities of Guarantor hereunder shall not be limited in any manner by any nonrecourse or other provisions in the Loan Documents or in the Certificate and Indemnity Agreement which may limit the liability or obligations of Borrower with respect to the Guaranteed Obligations. This Guaranty may be executed in multiple counterparts, each counterpart shall be an original, but all counterparts together will constitute one and the same agreement.

  15.  DISPUTED OBLIGATIONS.  ALL COMMUNICATIONS CONCERNING DISPUTED DEBTS AND
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OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY, INCLUDING WITHOUT LIMITATION
DISPUTES AS TO THE AMOUNT OF ANY PAYMENT, FEE OR CHARGE, AND INCLUDING AN INSTRUMENT TENDERED AS FULL SATISFACTION OF A DISPUTED DEBT, MUST BE IN WRITING AND MUST BE SENT TO THE FOLLOWING ADDRESS, OR TO SUCH OTHER ADDRESS AS LENDER MAY HEREAFTER SPECIFY:

       BANK OF AMERICA NT & SA
       ATTENTION: COMMERCIAL MORTGAGE LOAN SERVICING MANAGER
       333 S. BEAUDRY, 26TH FLOOR
       LOS ANGELES, CA  90017

ANY SUCH COMMUNICATION SHOULD INCLUDE THE NAME OF GUARANTOR, THE APPLICABLE LOAN NUMBER, A DESCRIPTION OF THE DISPUTE AND THE RELIEF OR REMEDY REQUESTED, AND AN ADDRESS AND TELEPHONE NUMBER WHERE THE PERSON SENDING THE NOTICE CAN BE CONTACTED.

NOTICES:

  A. THIS GUARANTY AGREEMENT RESULTS IN YOUR WAIVER OF CERTAIN LEGAL RIGHTS AND DEFENSES, INCLUDING WITHOUT LIMITATION YOUR SUBROGATION RIGHTS AND ANY DEFENSES BASED ON THE WASHINGTON ANTI-DEFICIENCY JUDGMENT STATUTE, RCW 61.24.100, AND ANY DEFENSES BASED ON THE LENDER'S ELECTION OF REMEDIES. IT IS RECOMMENDED THAT YOU CONSULT YOUR OWN ATTORNEY BEFORE ENTERING INTO THIS AGREEMENT.

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  B.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO
FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                  GUARANTOR:

                                  ATL ULTRASOUND, INC., a Washington
                                  corporation


                                  By  /s/ Pamela L. Dunlap
                                      ____________________________________

                                  Its  Sr. V.P., Finance and Admin., CFO
                                      ____________________________________

                                  Address for Notices:
                                  ________________________________
                                  ________________________________

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STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF SNOHOMISH  )

  On this 16th day of June, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Pamela L. Dunlap, known to me to be the Sr. V.P. & CFO of ATL ULTRASOUND, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

  WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

                                       /s/ Kevin J. Grady
                                      -------------------------------------
                                      Signature

                                           Kevin J. Grady
                                      -------------------------------------
                                      Print Name
                                      NOTARY PUBLIC in and for the State of
                                      Washington, residing at Seattle.
                                      My commission expires 6/15/99.

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